UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 7, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                  0-26006                     95-4181026
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

              3151 EAST WASHINGTON BOULEVARD
                 LOS ANGELES, CALIFORNIA                          90023
          (Address of Principal Executive Offices)              (Zip Code)

                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         Tarrant Apparel Group today announced that it has postponed its 2007 annual meeting of shareholders. The annual meeting will not be held on June 27, 2007, as was indicated in the proxy statement we previously filed with the Securities and Exchange Commission ("SEC"). In connection with our previously terminated acquisition of The Buffalo Group, the SEC commenced a review of our periodic filings with the SEC. As part of this SEC review, we will be required to amend our Annual Report on Form 10-K to include audited financial statements of an unconsolidated subsidiary for the year ended December 31, 2005. We intend to convene our annual meeting of shareholders as soon as practicable after that audit is completed (which we anticipate will be in approximately 30 to 45 days), we have filed an amendment to our Form 10-K to include those audited financial statements and resolved the remaining SEC comments.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TARRANT APPAREL GROUP

Date:    June 7, 2007             By: /S/ DAVID N. BURKE
                                      ---------------------------------------
                                      David N. Burke, Chief Financial Officer


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